THE 2023 ETF SERIES TRUST

Pacific NoS Global EM Equity Active ETF

(The Nasdaq Stock Market, LLC Ticker: GEME)

(the “Fund”)

Supplement dated January 27, 2026 to the

Fund’s currently effective Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Cohen & Company, Ltd. has been selected to serve as the Fund’s independent registered public accounting firm. Accordingly, the sentence under the SAI heading titled “Independent Registered Public Accounting Firm” is replaced with the following: Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as independent registered public accounting firm for the Fund.

Please retain this Supplement for future reference.